FILED PURSUANT TO RULE 497(e)
REGISTRATION NO. 333-80099

THE GABELLI DIVIDEND GROWTH FUND

Supplement dated July 13, 2021 to the

Statutory Prospectus dated April 30, 2021 and

Statement of Additional Information dated April 30, 2021

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated April 30, 2021, of The Gabelli Utilities Fund (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus or SAI, as applicable.

The section entitled “Merrill Lynch, Pierce, Fenner & Smith Incorporated” under Appendix A is replaced in its entirety with the below.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Fund Complex)
Shares exchanged from Class C shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Eligible shares purchased from the proceeds of redemptions within the Fund Complex, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and C Shares Available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based accounts or platforms (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of Fund Complex assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Fund Complex assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Fund Complex, through Merrill Lynch, over a 13 month period of time (if applicable)

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE